UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):December 30, 2004
                                                        -----------------

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                              0-25505                 52-2134774
-----------------------------        ------------------           ----------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                          20007
----------------------------------------                          -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry into a Material Definitive Agreement
                ------------------------------------------

         On December 30, 2004, NCRIC Group, Inc. (the "Company") entered into an advisory agreement with Stephen S. Fargis, who resigned as the Company's senior vice president and chief operating officer, as of December 31, 2004. Under the advisory agreement, Mr. Fargis will continue to provide consulting services to the Company in connection with the development of strategic planning. The advisory agreement commences January 1, 2005 and shall expire June 30, 2006. Mr. Fargis will receive quarterly compensation of $66,667. The agreement may be terminated for cause without further obligation of the Company. In addition, if Mr. Fargis determines to discontinue providing advisory services, or if such services are in fact not provided, the Company may terminate the agreement without further obligation. The advisory agreement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

(a)      Financial statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following exhibit is attached as part of this report:

         99.1     Advisory  Agreement  by and between the Company and Stephen S.
                  Fargis



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NCRIC GROUP, INC.



DATE: January 6, 2005                  By: /s/ R. Ray Pate, Jr.
                                           -------------------------------------
                                           R. Ray Pate, Jr.
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX


       Exhibit No.           Description
       -----------           -----------

         99.1 Advisory Agreement by and between the Company and Stephen S. Fargis